EXHIBIT 10.1

Consent of Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement (Forms S-8 No.s 33-64208 and 333-10622) pertaining to 1992 Stock Option and Incentive Plan of Sapiens International Corporation N.V. of our report dated June 26, 2007, with respect to the consolidated financial statements of Sapiens International Corporation N.V. included in the Annual Report (Form 20-F) for the year ended December 31, 2006.

Yours Truly,

/s/ Kost Forer Gabbay & Kasierer
June 26, 2007	KOST FORER GABBAY & KASIERER
Tel-Aviv, Israel	A Member of Ernst & Young Global